SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      Form 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                                    Date of Report:
                                     July 23, 1996



                                      SALOMON INC
               (Exact name of registrant as specified in its charter)



     Delaware                          I-4346                   22-1660266
(State of Incorporation)        (Commission File No.)       (I.R.S. Employer
                               Identification No.)


Seven World Trade Center, New York, New York                        10048
(Address of Principal Executive Offices)                          (Zip Code)



                                    (212) 783-7000
                             (Registrant's Telephone No.)




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Item 5.  Other Events

         On July 23, 1996, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits:
         (99) Press Release dated July 23, 1996





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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                                Salomon Inc
                                                               (Registrant)

Date:   July 23, 1996                                  By: /s/ Richard Carbone
                                                                 Controller



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